Exhibit 4.4
                        REPLACEMENT REVOLVING CREDIT NOTE

         This is one of a series of notes which amend and restate but do not extinguish the obligations under those certain Revolving Credit Notes, as previously amended and restated, executed in connection with the Amended and Restated Credit Agreement dated as of July 9, 1999 by and among Cornerstone Realty Income Trust, Inc., each Additional Borrower party thereto, the Lenders party thereto and First Union National Bank, as Agent.


$60,000,000                                                        July 27, 1999

         FOR VALUE RECEIVED, the undersigned, CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of Virginia ("Cornerstone"), CRIT-NC, LLC, a limited liability company organized under the laws of Virginia (the "CRIT-NC"), CORNERSTONE REIT LIMITED PARTNERSHIP, a Virginia limited partnership ("Cornerstone REIT"), CORNERSTONE ACQUISITION COMPANY, a corporation organized under the laws of Virginia ("Cornerstone Acquisition"), APPLE GENERAL, INC., a corporation organized under the laws of Virginia ("Apple General"), APPLE LIMITED, INC., a corporation organized under the laws of Virginia ("Apple Limited"), APPLE REIT LIMITED PARTNERSHIP, a Virginia limited partnership
("Apple"), APPLE REIT II LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple II"), APPLE REIT III LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple III"), APPLE REIT IV LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple IV"), APPLE REIT V LIMITED PARTNERSHIP, a Virginia limited partnership
("Apple V"), APPLE REIT VI LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple VI"), and APPLE REIT VII LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple VII" and together with CRIT-NC, Cornerstone, Cornerstone REIT, Cornerstone Acquisition, Apple General, Apple Limited, Apple, Apple II, Apple III, Apple IV, Apple V and Apple VI, the "Borrowers") hereby jointly and severally promise to pay to the order of FIRST UNION NATIONAL BANK (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Sixty Million Dollars ($60,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in
Article IV of the Credit Agreement.

         This Note is the Note referred to in, and is entitled to the benefits of, that certain Amended and Restated Credit Agreement dated as of July 9, 1999 (the "Credit Agreement"), by and among the Borrowers, each Additional Borrower that may become party thereto, the lenders (including the Bank) party thereto (the "Lenders"), First Union National Bank, as Administrative Agent (the "Administrative Agent") and Fleet National Bank, as Syndication Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         This Note is being given in renewal, extension and replacement (but not extinguishment) of that certain Revolving Credit Note made by Cornerstone to the order of Bank dated October 30, 1997. All advances made under such Note and not previously repaid shall be deemed to be advances hereunder. This Note shall not be construed as a novation of said Note in any way as this Note evidences the same indebtedness and is secured by the same collateral.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.

                                CORNERSTONE REALTY INCOME TRUST, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------

[CORPORATE SEAL]                CRIT-NC, LLC

                                By: CORNERSTONE REALTY INCOME TRUST, INC., its sole Member/Manager

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------

                                CORNERSTONE REIT LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      CORNERSTONE REALTY INCOME TRUST, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------

                                CORNERSTONE ACQUISITION COMPANY

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE GENERAL, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE LIMITED, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT II LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT III LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT IV LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT V LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT VI LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT VII LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                             REVOLVING CREDIT NOTE


$35,000,000                                                        July 27, 1999

         FOR VALUE RECEIVED, the undersigned, CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of Virginia ("Cornerstone"), CRIT-NC, LLC, a limited liability company organized under the laws of Virginia (the "CRIT-NC"), CORNERSTONE REIT LIMITED PARTNERSHIP, a Virginia limited partnership ("Cornerstone REIT" ), CORNERSTONE ACQUISITION COMPANY, a corporation organized under the laws of Virginia ("Cornerstone Acquisition"), APPLE GENERAL, INC., a corporation organized under the laws of Virginia ("Apple General"), APPLE LIMITED, INC., a corporation organized under the laws of Virginia ("Apple Limited"), APPLE REIT LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple"), APPLE REIT II LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple II"), APPLE REIT III LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple III"), APPLE REIT IV LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple IV"), APPLE REIT V LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple V"), APPLE REIT VI LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple VI"), and APPLE REIT VII LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple VII" and together with CRIT-NC, Cornerstone, Cornerstone REIT, Cornerstone Acquisition, Apple General, Apple Limited, Apple, Apple II, Apple III, Apple IV, Apple V and Apple VI, the "Borrowers") hereby jointly and severally promise to pay to the order of WACHOVIA BANK, N.A. (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Thirty-Five Million Dollars ($35,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in Article IV of the Credit Agreement.

         This Note is the Note referred to in, and is entitled to the benefits of, that certain Amended and Restated Credit Agreement dated as of July 9, 1999 (the "Credit Agreement"), by and among the Borrowers, each Additional Borrower that may become party thereto, the lenders (including the Bank) party thereto (the "Lenders"), First Union National Bank, as Administrative Agent (the "Administrative Agent") and Fleet National Bank, as Syndication Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS

OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.


                                CORNERSTONE REALTY INCOME TRUST, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------

[CORPORATE SEAL]                CRIT-NC, LLC

                                By: CORNERSTONE REALTY INCOME TRUST, INC., its sole Member/Manager

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------

                                CORNERSTONE REIT LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      CORNERSTONE REALTY INCOME TRUST, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------

                                CORNERSTONE ACQUISITION COMPANY

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE GENERAL, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE LIMITED, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT II LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT III LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT IV LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT V LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT VI LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT VII LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                       REPLACEMENT REVOLVING CREDIT NOTE

         This is one of a series of notes which amend and restate but do not extinguish the obligations under those certain Revolving Credit Notes, as previously amended and restated, executed in connection with the Amended and Restated Credit Agreement dated as of July 9, 1999 by and among Cornerstone Realty Income Trust, Inc., each Additional Borrower party thereto, the Lenders party thereto and First Union National Bank, as Agent.

$35,000,000                                                        July 26, 1999

         FOR VALUE RECEIVED, the undersigned, CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of Virginia ("Cornerstone"), CRIT-NC, LLC, a limited liability company organized under the laws of Virginia (the "CRIT-NC"), CORNERSTONE REIT LIMITED PARTNERSHIP, a Virginia limited partnership ("Cornerstone REIT"), CORNERSTONE ACQUISITION COMPANY, a corporation organized under the laws of Virginia ("Cornerstone Acquisition"), APPLE GENERAL, INC., a corporation organized under the laws of Virginia ("Apple General"), APPLE LIMITED, INC., a corporation organized under the laws of Virginia ("Apple Limited"), APPLE REIT LIMITED PARTNERSHIP, a Virginia limited partnership
("Apple"), APPLE REIT II LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple II"), APPLE REIT III LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple III"), APPLE REIT IV LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple IV"), APPLE REIT V LIMITED PARTNERSHIP, a Virginia limited partnership
("Apple V"), APPLE REIT VI LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple VI"), and APPLE REIT VII LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple VII" and together with CRIT-NC, Cornerstone, Cornerstone REIT, Cornerstone Acquisition, Apple General, Apple Limited, Apple, Apple II, Apple III, Apple IV, Apple V and Apple VI, the "Borrowers") hereby jointly and severally promise to pay to the order of FLEET NATIONAL BANK (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Thirty-Five Million Dollars ($35,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in
Article IV of the Credit Agreement.

         This Note is the Note referred to in, and is entitled to the benefits of, that certain Amended and Restated Credit Agreement dated as of July 9, 1999 (the "Credit Agreement"), by and among the Borrowers, each Additional Borrower that may become party thereto, the lenders (including the Bank) party thereto (the "Lenders"), First Union National Bank, as Administrative Agent (the "Administrative Agent") and Fleet National Bank, as Syndication Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         This Note is being given in renewal, extension and replacement (but not extinguishment) of that certain Revolving Credit Note made by Cornerstone to the order of Bank dated October 30, 1997. All advances made under such Note and not previously repaid shall be deemed to be advances hereunder. This Note shall not be construed as a novation of said Note in any way as this Note evidences the same indebtedness and is secured by the same collateral.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.


                                CORNERSTONE REALTY INCOME TRUST, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------

[CORPORATE SEAL]                CRIT-NC, LLC

                                By: CORNERSTONE REALTY INCOME TRUST, INC., its sole Member/Manager

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------


                                CORNERSTONE REIT LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      CORNERSTONE REALTY INCOME TRUST, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------


                                CORNERSTONE ACQUISITION COMPANY

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------

                                APPLE GENERAL, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------

                                APPLE LIMITED, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT II LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT III LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT IV LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT V LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT VI LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT VII LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                       REPLACEMENT REVOLVING CREDIT NOTE

         This is one of a series of notes which amend and restate but do not extinguish the obligations under those certain Revolving Credit Notes, as previously amended and restated, executed in connection with the Amended and Restated Credit Agreement dated as of July 9, 1999 by and among Cornerstone Realty Income Trust, Inc., each Additional Borrower party thereto, the Lenders party thereto and First Union National Bank, as Agent.

$30,000,000                                                        July 26, 1999

         FOR VALUE RECEIVED, the undersigned, CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of Virginia ("Cornerstone"), CRIT-NC, LLC, a limited liability company organized under the laws of Virginia (the "CRIT-NC"), CORNERSTONE REIT LIMITED PARTNERSHIP, a Virginia limited partnership ("Cornerstone REIT" ), CORNERSTONE ACQUISITION COMPANY, a corporation organized under the laws of Virginia ("Cornerstone Acquisition"), APPLE GENERAL, INC., a corporation organized under the laws of Virginia ("Apple General"), APPLE LIMITED, INC., a corporation organized under the laws of Virginia ("Apple Limited"), APPLE REIT LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple"), APPLE REIT II LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple II"), APPLE REIT III LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple III"), APPLE REIT IV LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple IV"), APPLE REIT V LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple V"), APPLE REIT VI LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple VI"), and APPLE REIT VII LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple VII" and together with CRIT-NC, Cornerstone, Cornerstone REIT, Cornerstone Acquisition, Apple General, Apple Limited, Apple, Apple II, Apple III, Apple IV, Apple V and Apple VI, the "Borrowers") hereby jointly and severally promise to pay to the order of GUARANTY FEDERAL BANK, F.S.B. (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Thirty Million Dollars ($30,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in Article IV of the Credit Agreement.

         This Note is the Note referred to in, and is entitled to the benefits of, that certain Amended and Restated Credit Agreement dated as of July 9, 1999 (the "Credit Agreement"), by and among the Borrowers, each Additional Borrower that may become party thereto, the lenders (including the Bank) party thereto (the "Lenders"), First Union National Bank, as Administrative Agent (the "Administrative Agent") and Fleet National Bank, as Syndication Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         This Note is being given in renewal, extension and replacement (but not extinguishment) of that certain Revolving Credit Note made by Cornerstone to the order of Bank dated October 30, 1997. All advances made under such Note and not previously repaid shall be deemed to be advances hereunder. This Note shall not be construed as a novation of said Note in any way as this Note evidences the same indebtedness and is secured by the same collateral.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.

                                CORNERSTONE REALTY INCOME TRUST, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------


[CORPORATE SEAL]                CRIT-NC, LLC

                                By: CORNERSTONE REALTY INCOME TRUST, INC., its sole Member/Manager

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------


                                CORNERSTONE REIT LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      CORNERSTONE REALTY INCOME TRUST, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------


                                CORNERSTONE ACQUISITION COMPANY

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE GENERAL, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE LIMITED, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT II LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT III LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT IV LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT V LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT VI LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT VII LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                       REPLACEMENT REVOLVING CREDIT NOTE

         This is one of a series of notes which amend and restate but do not extinguish the obligations under those certain Revolving Credit Notes, as previously amended and restated, executed in connection with the Amended and Restated Credit Agreement dated as of July 9, 1999 by and among Cornerstone Realty Income Trust, Inc., each Additional Borrower party thereto, the Lenders party thereto and First Union National Bank, as Agent.

$25,000,000                                                        July 26, 1999

         FOR VALUE RECEIVED, the undersigned, CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of Virginia ("Cornerstone"), CRIT-NC, LLC, a limited liability company organized under the laws of Virginia (the "CRIT-NC"), CORNERSTONE REIT LIMITED PARTNERSHIP, a Virginia limited partnership ("Cornerstone REIT" ), CORNERSTONE ACQUISITION COMPANY, a corporation organized under the laws of Virginia ("Cornerstone Acquisition"), APPLE GENERAL, INC., a corporation organized under the laws of Virginia ("Apple General"), APPLE LIMITED, INC., a corporation organized under the laws of Virginia ("Apple Limited"), APPLE REIT LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple"), APPLE REIT II LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple II"), APPLE REIT III LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple III"), APPLE REIT IV LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple IV"), APPLE REIT V LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple V"), APPLE REIT VI LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple VI"), and APPLE REIT VII LIMITED PARTNERSHIP, a Virginia limited partnership ("Apple VII" and together with CRIT-NC, Cornerstone, Cornerstone REIT, Cornerstone Acquisition, Apple General, Apple Limited, Apple, Apple II, Apple III, Apple IV, Apple V and Apple VI, the "Borrowers") hereby jointly and severally promise to pay to the order of CRESTAR BANK (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Twenty-Five Million Dollars ($25,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in
Article IV of the Credit Agreement.

         This Note is the Note referred to in, and is entitled to the benefits of, that certain Amended and Restated Credit Agreement dated as of July 9, 1999 (the "Credit Agreement"), by and among the Borrowers, each Additional Borrower that may become party thereto, the lenders (including the Bank) party thereto (the "Lenders"), First Union National Bank, as Administrative Agent (the "Administrative Agent") and Fleet National Bank, as Syndication Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         This Note is being given in renewal, extension and replacement (but not extinguishment) of that certain Revolving Credit Note made by Cornerstone to the order of Bank dated October 30, 1997. All advances made under such Note and not previously repaid shall be deemed to be advances hereunder. This Note shall not be construed as a novation of said Note in any way as this Note evidences the same indebtedness and is secured by the same collateral.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.


                                CORNERSTONE REALTY INCOME TRUST, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------


[CORPORATE SEAL]                CRIT-NC, LLC

                                By: CORNERSTONE REALTY INCOME TRUST, INC., its sole Member/Manager

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------


                                CORNERSTONE REIT LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      CORNERSTONE REALTY INCOME TRUST, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Chief Financial Officer
                                         ---------------------------------------


                                CORNERSTONE ACQUISITION COMPANY

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE GENERAL, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE LIMITED, INC.

[CORPORATE SEAL]

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT II LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT III LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------

                                APPLE REIT IV LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT V LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT VI LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------


                                APPLE REIT VII LIMITED PARTNERSHIP,

[CORPORATE SEAL]                By:      APPLE GENERAL, INC.,
                                         its General Partner

                                By:       /s/ S. J. Olander, Jr.
                                         ---------------------------------------
                                Name:     Stanley J. Olander, Jr.
                                         ---------------------------------------
                                Title:    Vice President
                                         ---------------------------------------